Exhibit 10.33

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO THE CELL LICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO THE CELL LINE LICENSE AGREEMENT (“Amendment”), effective as of November 20, 2024 (the “Amendment Effective Date”), is entered into and made by and between WuXi Biologics Ireland Limited, (“WuXi Biologics”), and Oruka Therapeutics, Inc. (“Licensee”). WuXi Biologics and Licensee may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, WuXi Biologics (and Licensee have entered into that certain Cell Line License Agreement, dated as of March 4, 2024, (the “License Agreement”); and

WHEREAS, the Parties now desire to amend the License Agreement;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound, hereby agree as follows:

1.	The current Section 5 Cell Line Royalties shall be re-numbered to Section 5.1

2.	A new Section 5.2 Buy-out Payment is hereby added into the License Agreement as the following:

5.2.	Buy-Out Payment

Notwithstanding the foregoing, in lieu of Licensee paying WuXi Biologics the Royalty provided for in Section 5.1, Licensee, or its sublicensee or assignee may, at any time, in its sole discretion, pay to WuXi Biologics, on a Drug Product-by-Drug Product basis, a fixed non-creditable, non-refundable royalty buyout payment as set forth below (a “Royalty Buyout Payment”). Once WuXi Biologics has received the Royalty Buyout Payment from Licensee, or its sublicensee or assignee, all future royalty obligations with respect to such Drug Product will be extinguished and Licensee will no longer owe any Royalty with respect to such Drug Product. Upon the applicable Royalty Buyout Payment being fully paid with respect to a Drug Product, the rights and licenses granted with respect to such Drug Product under this Agreement (including for clarity in Section 2.1) shall become fully paid-up, royalty free, perpetual and irrevocable.

5.2.1	For the [***] Drug Product [***], the Royalty Buyout Payment shall be [***].

5.2.2	For the [***], Drug Product(s) [***], the Royalty Buyout Payment shall be [***].

5.2.3	For clarity, [***].

3.	Except as expressly modified by this Amendment, the License Agreement shall remain unchanged and in full force and effect in accordance with its terms and the Parties hereby ratify and reaffirm the License Agreement as amended hereby.

4.	This Amendment may be executed in any number of counterparts, with each counterpart constituting an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart of this Amendment.

5.	Any capitalized term used in this Amendment and not otherwise defined herein shall have the meaning given to that term in the License Agreement. This Amendment and the rights and obligations of the Parties hereto shall be governed, construed, and enforced in accordance with the governing law as stated in the License Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the Amendment Effective Date set forth above.

WuXi Biologics Ireland Limited		Oruka Therapeutics, Inc.

By:	/s/ Zhisheng CHEN	By:	/s/ Lawrence Klein
Name:	Zhisheng CHEN	Name:	Lawrence Klein
Title:	Director	Title:	President and Chief Executive Officer